The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account E
The American Legacy®
Lincoln National Variable Annuity Account H
American Legacy® II, American Legacy® III, American Legacy® III C-Share, American Legacy® III View, American Legacy Shareholder’s Advantage®, American Legacy® Signature, American Legacy® Series, American Legacy® Design, American Legacy® Advisory
Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM, Lincoln ChoicePlusSM Access, Lincoln ChoicePlusSM II, Lincoln ChoicePlusSM II Access, Lincoln ChoicePlusSM II Advance, Lincoln ChoicePlus AssuranceSM (A-Share), Lincoln ChoicePlus AssuranceSM (B-Share), Lincoln ChoicePlus AssuranceSM (C-Share), Lincoln ChoicePlus AssuranceSM (L-Share), Lincoln ChoicePlus AssuranceSM (Prime), Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlusSM Design, Lincoln ChoicePlusSM Rollover, Lincoln ChoicePlusSM Signature, Lincoln ChoicePlusSM Advisory, Lincoln InvestmentSolutionsSM RIA
Rate Sheet Prospectus Supplement dated February 5, 2026
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln ProtectedPay® lifetime income suite. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after February 17, 2026.
The rates in this Rate Sheet can be superseded at any time. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
6%
Protected Annual Income Rates for Lincoln ProtectedPay Select Core®
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs after reaching a new age band.
Lincoln ProtectedPay Select Core®
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
59 – 64	4.40%	59 – 64	4.15%
65 – 69	6.05%	65 – 69	5.50%
70 – 74	6.25%	70 – 74	5.70%
75 – 79	6.45%	75 – 79	5.90%
80+	6.60%	80+	6.00%

Protected Annual Income Rates for Lincoln ProtectedPay Select Plus® and Lincoln ProtectedPay Select Max®
The initial Protected Annual Income rate is based on your age as of the date of the first Protected Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Protected Annual Income rate will only increase upon an Account Value Step-up after reaching a new age band and will decrease once the Contract Value reaches zero.
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual

Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B.
Lincoln ProtectedPay Select Plus®
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life Option	Joint Life Option
59 – 64	5.60%	5.10%	59 – 64	3.00%	3.00%
65 – 69	7.55%	7.00%	65 – 69	4.50%	4.25%
70 – 74	7.80%	7.30%	70 – 74	4.50%	4.25%
75 – 79	7.90%	7.40%	75 – 79	4.50%	4.25%
80+	8.00%	7.50%	80+	4.50%	4.25%

Lincoln ProtectedPay Select Max®
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life Option	Joint Life Option
59 – 64	5.60%	5.10%	59 – 64	3.00%	3.00%
65 – 69	8.55%	8.15%	65 – 69	3.50%	3.25%
70 – 74	8.75%	8.30%	70 – 74	3.50%	3.25%
75 – 79	8.90%	8.50%	75 – 79	3.50%	3.25%
80+	9.00%	8.60%	80+	3.50%	3.25%

i4LIFE® Advantage Guaranteed Income Benefit Charge Rate
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln ProtectedPay Select Core®	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE® Advantage Guaranteed Income Benefit elections for Contractowners who transition from Lincoln ProtectedPay Select Core®.
i4LIFE® Advantage Select Guaranteed Income Benefit Percentages For Contractowners Who Transition From Lincoln ProtectedPay Select Core®
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.25%	Under 40	2.00%
40 – 54	3.00%	40 – 54	2.50%
55 – 58	3.25%	55 – 58	2.75%
59 – 64	4.00%	59 – 64	3.50%
65 – 69	5.00%	65 – 69	4.50%
70 – 79	5.25%	70 – 79	4.75%
80+	5.25%	80+	4.75%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after February 17, 2026. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.